Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Golub Capital BDC 4, Inc. (the “Company”), for the annual period ended September 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David B. Golub and Christopher C. Ericson, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 5, 2023	/s/ David B. Golub
David B. Golub Chief Executive Officer

/s/ Christopher C. Ericson
Christopher C. Ericson Chief Financial Officer